Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes [Line Items]
Income Taxes	Income Taxes
DPL’s components of income tax expense for both continuing and discontinued operations were as follows:

	Years ended December 31,
$ in millions	2020	2019	2018
Components of tax expense / (benefit)
Federal - current	$(45.1)	$(22.0)	$40.0
State and Local - current	(0.1)	0.6	0.4
Total current	(45.2)	(21.4)	40.4

Federal - deferred	38.7	14.1	(9.6)
State and local - deferred	1.1	1.1	(0.1)
Total deferred	39.8	15.2	(9.7)
Tax expense / (benefit)	$(5.4)	$(6.2)	$30.7

Effective and Statutory Rate Reconciliation
The following table summarizes a reconciliation of the U.S. statutory federal income tax rate to DPL's effective tax rate, as a percentage of total income before taxes for the years ended December 31, 2020, 2019 and 2018:

	Years ended December 31,
	2020	2019	2018
Statutory Federal tax rate	21.0%	21.0%	21.0%
State taxes, net of Federal tax benefit	(13.1)%	1.4%	0.1%
AFUDC - equity	(23.6)%	(0.1)%	(0.1)%
Depreciation of flow-through differences	94.8%	(28.2)%	(4.6)%
Amortization of investment tax credits	4.1%	(0.3)%	(0.3)%
Deferred tax adjustments	—%	—%	15.5%
Permanent differences	—%	—%	0.1%
Other, net	1.2%	(0.1)%	(1.2)%
Effective tax rate	84.4%	(6.3)%	30.5%

Deferred Income Taxes
Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss carryforwards. These items are stated at the enacted tax rates that are expected to be in effect when taxes are actually paid or recovered. Investment tax credits related to utility property have been deferred and are being amortized over the estimated useful lives of the related property.
The components of our deferred taxes are as follows:

	December 31,
$ in millions	2020	2019
Net non-current assets / (liabilities)
Depreciation / property basis	$(160.5)	$(118.3)
Income taxes recoverable	14.4	17.1
Regulatory assets	(21.0)	(24.8)
Investment tax credit	0.6	0.6
Compensation and employee benefits	(1.7)	2.2
Intangibles	(0.4)	(0.4)
Long-term debt	(1.3)	(2.1)
Other (a)	(7.3)	(8.0)
Net non-current liabilities	$(177.2)	$(133.7)

(a)    The Other caption includes deferred tax assets of $39.0 million in 2020 and $29.0 million in 2019 related to state and local tax net operating loss carryforwards, with related valuation allowances of $39.0 million in 2020 and $29.0 million in 2019. These net operating loss carryforwards expire from 2020 to 2037.

U.S. Tax Reform
On December 22, 2017, the U.S. enacted the TCJA. The TCJA significantly changed U.S. corporate income tax law.
We completed our calculation of the impact of the TCJA in our income tax provision for the year ended December 31, 2018 in accordance with our understanding of the TCJA and guidance available, and as a result recognized $15.5 million of discrete tax expense in the fourth quarter of 2018. Of this total, tax benefits of $1.2 million are included in continuing operations in 2018. These amounts result from the remeasurement of certain deferred tax assets and liabilities as the rates changed from 35% to 21%. The most material deferred taxes to be remeasured related to property, plant and equipment. The remeasurements of deferred tax assets and liabilities related to regulated utility property of $17.0 million at December 31, 2018 was recorded as a regulatory liability and was a non-cash adjustment.
Per the terms of DP&L's ESP 3, DPL could not make any tax-sharing payments to AES and AES would forgo collection of the payments during the term of the DMR. In November 2019, the PUCO discontinued the DMR. Consequently, starting in 2020, DPL is no longer subject to this restriction. During the term of the DMR, current and non-current existing tax sharing liabilities with AES were converted into additional equity investment in DPL, per the requirements of the order. The ESP 3 also provided that none of these conversions to equity would be reversed. During the year ended December 31, 2019, we had a current tax benefit and there was no conversion of current tax liabilities in 2019.
During the year ended December 31, 2020, DPL received a payment from AES of $52.0 million against its tax receivable balance as part of a $150.0 million payment from AES. See Note 10 – Shareholder's Deficit for additional information.
The following table presents the tax expense / (benefit) related to pensions, postemployment benefits, cash flow hedges and financial instruments that were credited to Accumulated other comprehensive loss.

	Years ended December 31,
$ in millions	2020	2019	2018
Tax expense / (benefit)	$(2.6)	$(0.5)	$0.2

Uncertain Tax Positions
We apply the provisions of GAAP relating to the accounting for uncertainty in income taxes. The balance of unrecognized tax benefits was $1.4 million at December 31, 2020 and $3.5 million at December 31, 2019. There was a decrease of $2.1 million in 2020 due to statute of limitation lapses.
Of the December 31, 2020 balance of unrecognized tax benefits, $1.4 million is due to uncertainty in the timing of deductibility. The amount anticipated to result in a net decrease to unrecognized tax benefits within 12 months of December 31, 2020 is estimated to be $0.0 million.
We recognize interest and penalties related to unrecognized tax benefits in Income tax expense. The amounts accrued and the tax expense / (benefit) recorded were not material for each period presented.
DPL is no longer subject to U.S. or state income tax examinations for tax years through 2011, but is open for all subsequent periods.